THE COLONIAL FUND



- CLASS Z SHARES


PROSPECTUS, MARCH 1, 1999

Advised by Colonial Management Associates, Inc.

The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from Liberty Funds Distributor, Inc. (LFD) or through a third party broker-dealer; (ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any clients of investment advisory affiliates of LFD provided that the clients meet certain criteria established by LFD and its affiliates.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                NOT FDIC-INSURED
                                 MAY LOSE VALUE
                                NO BANK GUARANTEE


--------------------------------------------------------------------------------
TABLE OF CONTENTS
THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goals ..........................................................    2
Primary Investment Strategies .............................................    2
Primary Investment Risks ..................................................    3
Performance History .......................................................    4
Your Expenses .............................................................    5


YOUR ACCOUNT                                                                   6
--------------------------------------------------------------------------------
How to Buy Shares .........................................................    6
Sales Charges .............................................................    7
How to Exchange Shares ....................................................    7
How to Sell Shares ........................................................    7
Other Information About Your Account ......................................    8


MANAGING THE FUND                                                             11
--------------------------------------------------------------------------------
Investment Advisor ........................................................   11
Portfolio Managers ........................................................   11


OTHER INVESTMENT
STRATEGIES AND RISKS                                                          12
--------------------------------------------------------------------------------
Hedging Strategies ........................................................   12
When-Issued Securities, Forward
Commitments and Dollar Rolls ..............................................   12
Year 2000 Compliance ......................................................   12


FINANCIAL HIGHLIGHTS                                                          13
--------------------------------------------------------------------------------




                                                                             ---
                                                                               1

THE FUND
THE COLONIAL FUND


STOCK SELECTION STRATEGY



In selecting stocks for the Fund, the advisor uses an investment strategy that focuses on buying stocks with attractive values relative to other stocks within their industries. This relative values approach allows the Fund to remain diversified across a variety of industries. The advisor buys stocks that have attractive current prices, consistent operating performance, and/or favorable future growth prospects. The advisor's strategy uses fact-based quantitative analysis supported by fundamental research.

INVESTMENT GOALS

The Fund seeks primarily income and capital growth and, secondarily, capital preservation.

PRIMARY INVESTMENT STRATEGIES

The Fund invests in both stocks and bonds. The advisor adjusts the Fund's allocation of stocks and bonds based on the advisor's assessment of the relative risk and expected performance of the stock and bond markets. Under normal market conditions, at least 25% of the Fund's assets will be invested in bonds and other fixed income securities.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit.

In seeking to achieve its goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information (SAI), which you may obtain by contacting Liberty Funds Distributor. (See back cover for address and phone number). Approval by the Fund's shareholders is not required to modify or change the Fund's goals or investment strategies.

Stocks

In selecting stocks for the Fund, the advisor invests primarily in "value" stocks, but may also invest in "growth" stocks of medium and large capitalized companies. The advisor generally selects stocks which fall into one of the following categories at the time of purchase:


1. Companies whose current business activities provide earnings, dividends or assets that represent above average value;

2. Companies which have a record of consistent earnings growth that may provide above average stability or value in turbulent markets; or

3. Companies with anticipated business growth prospects that represent above average value.

Bonds

In selecting bonds for the Fund, the advisor invests primarily in U.S. government securities and investment grade securities. The U.S. government securities may consist of U.S. Treasuries and mortgage-backed securities issued or guaranteed by the U.S. government, its agents or instrumentalities. The Fund's investment grade securities may consist of mortgage- or asset-backed securities issued by a private entity or corporate bonds.



                                                                             ---
                                                                               2

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances that are not described here which could cause you to lose money by investing in the Fund, or which could prevent the Fund from achieving its goals.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

Value stocks are securities of companies that the advisor believes are undervalued. These companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall or may not approach the value the advisor has placed on it.

Interest rate risk is the risk of a decline or increase in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cashflows. Prepayment risk is a particular type of structure risk that is present in the Fund because of its investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Because the Fund may invest in fixed-income securities issued by private entities, including certain types of mortgage-backed securities and corporate bonds, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer's industry may impact the issuer's ability to make timely payment of interest or principal. This could result in decreases in the price of the security.


Information on other securities and risks appears under "Other Investment Strategies and Risks."



                                                                             ---
                                                                               3

THE FUND


THE COLONIAL FUND


UNDERSTANDING PERFORMANCE

Calendar-year total return shows the Fund's Class Z share performance for each complete calendar year since it commenced operations. It includes the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURN is a measure of the Fund's performance over the past one-, five- and ten-year periods. It includes the effects of Fund expenses.

THE FUND'S RETURN IS COMPARED both to the Standard & Poor's Midland 400 Index
(S & P Index) an unmanaged index that tracks the performance of middle-capitalization U.S. stocks, and the average return of the Funds included in Lipper, Inc. Balanced Fund Average. Unlike the Fund, the index does not incur fees or charges. It is not possible to invest in the index.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating Funds calendar-year returns for Class Z shares. The performance table following the bar chart shows how the Fund's average annual return compared with those of a broad measure of market performance for 1 year 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, past performance does not predict the Fund's future performance.

CALENDAR-YEAR TOTAL RETURN (CLASS Z)

                                  [BAR GRAPH]

                     1996 ......................... 17.16%
                     1997 ......................... 26.32%
                     1998 ......................... 13.28%



Best quarter: 2nd quarter 1997 +15.78%
Worst quarter: 3rd quarter 1998 -7.46%



AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 1998


                                 1 YEAR       5 YEARS        10 YEARS
---------------------------------------------------------------------
Class Z (%)                      13.28        16.19(1)       14.38(1)
---------------------------------------------------------------------
S & P Index (%)                  19.11        18.84          19.29
---------------------------------------------------------------------
Lipper Average (%)               13.48        13.84          12.97



(1) Class Z shares (a newer class of shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund Class) for periods prior to the inception of the newer class of shares. If differences in expenses between the two Classes were reflected, the returns for periods prior to the inception of the newer class of shares would be higher, since Class Z shares are not subject to sales charges or services fees.



                                                                             ---
                                                                               4

THE FUND


THE COLONIAL FUND

UNDERSTANDING EXPENSES

SHAREHOLDER FEES are paid directly by shareholders to the Fund's distributor.


ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, brokerage costs and administrative costs, including pricing and custody services.



EXAMPLE EXPENSES helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:


-        $10,000 initial investment

-        5% total return for each year

-        Fund operating expenses remain the same

-        No expense reductions in effect


YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



SHAREHOLDER FEES(1)(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                              CLASS Z
 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)                        0.00

-------------------------------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%) (as a percentage of the offering price)        0.00

-------------------------------------------------------------------------
 Redemption fee(1) (as a percentage of
 amount redeemed, if applicable)                                None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM THE FUND)


                                                              Class Z
 Management fee (%)                                             0.54

-------------------------------------------------------------------------
 Distribution and service (12b-1) fees (%)                      0.00

-------------------------------------------------------------------------
 Other expenses (%)                                             0.34
-------------------------------------------------------------------------
 Total annual fund operating expenses (%)                       0.88



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


                            1 Year   3 Years     5 Years    10 Years
 Class Z                      $90       $282        $490      $1,090



(1)      There is a $7.50 charge for wiring sale proceeds to your bank.



                                                                             ---
                                                                               5

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE VARIOUS WAYS YOU CAN PURCHASE SHARES:


METHOD                    INSTRUCTIONS
Through your              Your financial advisor can help you establish your account and buy Fund shares
financial advisor         on your behalf.

By check                  For new accounts, send a completed application and check made payable
(new account)             to the Fund to the transfer agent, Liberty Funds Services, Inc., P.O. Box 1722,
                          Boston, MA 02105-1722.

By check                  For existing accounts, fill out and return the additional investment stub
(existing account)        included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to
                          Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.

By exchange               You may acquire shares by exchanging shares you own in one fund for shares of the same share class of the Fund or Class A of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By wire                   You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds       You may purchase shares by electronically transferring money from your bank
transfer (EFT)            account to your fund account by calling 1-800-422-3737. Your money may take up to two business days to to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic                 You can make monthly or quarterly investments automatically from your bank
investment plan           account to your fund account. You can select a pre-authorized amount to be sent via EFT. Be sure to complete the appropriate section of the application for this feature.

By dividend               You may automatically invest dividends distributed by one fund into the same
diversification           class of shares of another fund at no additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.



                                                                             ---
                                                                               6

YOUR ACCOUNT


CHOOSING A SHARE CLASS

The Fund Offers one class of shares in this prospectus -- CLASS Z.


The Fund also offers three additional classes of shares -- Class A, B and C are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

SALES CHARGES

Your purchases of Class Z shares generally are at net asset value (NAV), which is the value of a Fund share excluding any sales charge and are not subject to an initial sales charge when you purchase, or a contingent deferred sales charge when you sell, shares of the Fund. The following eligible institutional investors may purchase Class Z shares: (i) any retirement plan with aggregate assets of at least $5 million at the time of purchase of Class Z shares and which purchases shares directly from LFD or through a third party broker-dealer;
(ii) any insurance company, trust company or bank purchasing shares for its own account; and (iii) any endowment, investment company or foundation. In addition, Class Z shares may be purchased directly or by exchange by any clients of investment advisory affiliates of LFD, provided that the clients meet certain criteria established by LFD and its affiliates.

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by LFD or Class A shares of another fund at NAV. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact the advisor's ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements, please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days. However, if you purchased your shares by check, the Fund may delay sending the proceeds for up to 15 days after your initial purchase to protect against checks that are returned.



                                                                             ---
                                                                               7

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell order. To receive the
financial advisor      current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00
                       p.m. Eastern time.

By exchange            You or your financial advisor may sell shares by exchanging from the Fund into
                       Class Z shares or Class A shares of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone           You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call.

By mail                You may send a signed letter of instruction (LOI) or stock power form to the address below. In your LOI, note your fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account
                       (IRA) owners. For details, call 1-800-345-6611.

By wire                Mail your LOI to Liberty Funds Services, Inc., P.O. Box 1722, Boston, MA 02105-1722.
                       You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By electronic          You may sell shares and request that the proceeds be electronically
funds transfer         transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request.
                       Be sure to complete the appropriate section of the account application for this feature.



OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its NAV. The NAV is determined at the close of the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV next determined after your request is received in good form by LFD. In most cases, in order to receive that day's price, LFD must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its NAV for its Class Z shares by dividing total net assets attributable to Class Z Shares by the number of shares outstanding. In determining the NAV, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.



                                                                             ---
                                                                               8

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may experience capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

You can find the daily prices of many share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTION AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividend/ordinary income    Represents interest and dividends earned from
                            securities held by the Fund.

Capital gains               Represents capital gains on sales of securities.




DISTRIBUTION OPTIONS The Fund distributes any dividends quarterly and capital gains at least annually. You can choose one of following options for these distributions when you open your account.(1) To change your distribution option call 1-800-345-6611.



DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund

Reinvest all distributions in shares of another fund

Receive dividends in cash and reinvest capital gains(2)


Receive all distributions in cash(2) (with one of the following options):


-        send the check to your address of record

-        send the check to a third party address

-        transfer the money to your bank via electronic funds transfer (EFT)


TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.


(1) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

(2) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.


                                                                             ---
                                                                               9

YOUR ACCOUNT


In general, any dividends and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distributions which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on state, local or other applicable tax laws.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal income tax.



                                                                             ---
                                                                              10

MANAGING THE FUND

INVESTMENT ADVISOR

Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, MA 02111-2621, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of January 31, 1998, Colonial managed over $17 billion in assets.

Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory business of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe), by a combined management team of employees from both companies. Stein Roe also shares personnel, facilities and systems with Colonial that may be used in providing administrative services to the Fund. Both Colonial and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.

For the 1998 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.54% of average daily net assets of the Fund.

Colonial can use the services of AlphaTrade Inc., an affiliate broker-dealer when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.

PORTFOLIO MANAGERS

The portfolio managers of the Fund's equity investments are as follows:

JOHN E. LENNON, a Chartered Financial Analyst and Vice President of Colonial, has co-managed the Fund since October, 1997 and has managed various other Colonial equity funds since 1982.

GORDON A. JOHNSON Ph.D, a Chartered Financial Analyst and Vice President of Colonial, has co-managed the Fund since February, 1997 and has served as associate portfolio manager of the Fund since June 1995. Prior to 1995, Mr. Johnson was a senior equity analyst with Colonial.

The portfolio managers of the Fund's fixed income investments are as follows:

LESLIE W. FINNEMORE, Vice President of Colonial, has co-managed the Fund since December, 1997 and managed various other Colonial taxable fixed-income funds since 1987.

WILLIAM C. HILL, Vice President of Colonial, has co-managed the Fund since December, 1997 and has served as a member of the portfolio management team in Colonial's mortgage group since November 1996. Prior to joining Colonial, Mr. Hill was a mortgage analyst with Putnam Investments, Inc.



                                                                             ---
                                                                              11

OTHER INVESTMENT STRATEGIES AND RISKS


UNDERSTANDING THE FUND'S
OTHER INVESTMENTS AND RISKS


The Fund's primary investments and its risks are described under "The Fund -- Primary Investment Strategies and Primary Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and investment techniques. These securities and investment techniques offer certain opportunities and carry various risks.

The Fund may elect not to buy all of these securities or use all of these techniques to the fullest extent permitted, unless it believes that doing so will help the Fund achieve its investment goals.

HEDGING STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, may involve the use of financial instruments who depends on, or is derived from, value derives from the value of an underlying security, an index or a currency. The Fund may use these strategies for hedging purposes (attempting to offset a potential loss in one position by establishing an interest in an opposite position) in connection with the Fund's bond holdings or to adjust the duration of the Fund's bond holdings. Hedging strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the security, or limit a potential gain. Also, with some hedging strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DOLLAR ROLLS

When-issued securities and forward commitments are securities which are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms. In a dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.

YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's advisor, distributor and transfer agent "Liberty Companies" are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.



                                                                             ---
                                                                              12

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last three fiscal years, which run from November 1 to October 31 and the period July 31, 1995 (commencement of the investment operations) to October 31, 1995. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that in you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE COLONIAL FUND


                                                                      Years ended October 31
                                                    1998              1997              1996            1995 (a)
                                                   Class Z           Class Z           Class Z         Class Z
Net asset value --
Beginning of period ($)                             11.170             9.500             8.940           8.780
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($)

Net investment income (b)                            0.261             0.184             0.186           0.041
--------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain
(loss)                                               0.685             2.225             1.192           0.167
--------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     0.946             2.409             1.378           0.208
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS

From net investment income                          (0.276)           (0.171)           (0.182)         (0.048)
--------------------------------------------------------------------------------------------------------------------
From net realized gains                             (1.450)           (0.568)           (0.636)             --
--------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                        (1.726)           (0.739)           (0.818)         (0.048)
--------------------------------------------------------------------------------------------------------------------
Net asset value --
End of period ($)                                   10.390            11.170             9.500           8.940
--------------------------------------------------------------------------------------------------------------------
Total return (c) (%)                                 9.35             27.10             16.50             2.02 (d)
--------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS (%)

Expenses (e)                                         0.88              0.90               0.91             0.93 (f)
--------------------------------------------------------------------------------------------------------------------
Net investment income (e)                            2.46              1.80               2.06             2.66 (f)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     69                71                38               66
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000) ($)              22,235            16,158            13,555            3,659
--------------------------------------------------------------------------------------------------------------------



(a) Class Z shares were initially offered on July 31, 1995. Per share amounts reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge

(d)      Not Annualized

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)      Annualized


                                                                             ---
                                                                              13

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                                                                              14

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                                                                              15

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the SAI for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund's Distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can also obtain copies, upon payment of a duplicating fee, by writing or calling the following:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBERS:
Colonial Trust III: 811-00881

- The Colonial Fund


[LIBERTY FUNDS LOGO] LIBERTY
COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR
Liberty Funds Distributor, Inc. (C)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com



TF-O1/854G-0399